SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

ELECTROMEDICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File Number	82-2619815
(State or other jurisdiction of incorporation or organization)	000-56192	(I.R.S. Employer Identification Number)

16561 N. 92nd Street, Ste. 101

Scottsdale, AZ 85260

 (Address of Principal Executive Offices and Zip Code)

888-880-7888

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
COMMON	EMED	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 17, 2024, dbbmckennon declined to stand for reelection as the Registrant’s independent registered public accounting firm to audit the Registrant’s financial statements.  dbbmckennon's reports on the Registrant’s financial statements for the past two years, which contained an explanatory paragraph regarding the Company’s ability to continue as a going concern as a result of recurring losses and working capital deficit, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of dbbmckennon, would have caused dbbmckennon to make reference to such disagreement in its report. The dismissal of dbbmckennon was approved by the Registrant’s board of directors. During the two most recent fiscal years, and any subsequent interim period through the date of dismissal, there have been no disagreements with dbbmckennon or certain other reportable events. Pursuant to Item 304(a)(3) of Reg. SK, prior to this filing the Registrant provided dbbmckennon with a copy of its disclosures and requested dbbmckennon to provide the Registrant with a letter addressed to the Commission indicating whether it agrees with the Registrant’s disclosures. The Registrant will file an amendment to this Form 8-K upon receipt of the letter from dbbmckennon.

(b) On May 17, 2024, the Registrant engaged Hudgens, CPA, PLLC ("Hudgens") as its principal accountant to audit the Registrant’s financial statements. During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging Hudgens, neither the Registrant nor anyone acting on its behalf consulted with Hudgens regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Hudgens on the Registrant’s financial statements; or (ii) any matter that was either the subject of any disagreement with the Registrant’s former independent auditor, dbbmckennon, or any reportable event with respect to dbbmckennon.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter from dbbmckennon dated May 21, 2024, to the Securities and Exchange Commission.	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 21, 2024

ELECTROMEDICAL TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Matthew Wolfson
Matthew Wolfson
Principal Executive Officer